UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2025

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A) is an amendment to the Current Report on Form 8-K of German American Bancorp, Inc. dated February 3, 2025 (the “Original Report”). This Form 8-K/A is being filed to correct an error in the reporting of the cash payment amount paid to option holders in the second sentence of the second paragraph of Item 2.01 of the Original Report. The cash payment amount paid to option holders was similarly reported incorrectly in the press release attached as Exhibit 99.1 to the Original Report. This Form 8-K/A amends and restates in its entirety the second sentence of the second paragraph of Item 2.01 of the Original Report. In addition, a copy of the corrected press release is furnished herewith as Exhibit 99.1 to this Form 8-K/A. Other than as set forth in this Form 8-K/A, the remainder of the Original Report remains unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Each option to acquire a share of Heartland common stock outstanding at the closing of the Merger has been cancelled in exchange for the right to receive a cash payment equal to (i) $154.60 per share, which is equal to the Exchange Ratio multiplied by the volume-weighted average price of the Company’s common shares over the ten (10) consecutive trading days ending on January 28, 2025, less (ii) the option exercise price per share, and less (iii) any applicable withholding taxes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated February 3, 2025, issued by German American Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: February 4, 2025	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer